Exhibit 10.4

Aeon co.(m)bhd.(company no.1980401014370(126926-h)3rd floor, Aeon Taman Maluri, shopping Center , Jalan Jejaka, Taman maluri,charas,56100 Kuala Lumpur SST reg n/a no.c-017670 private &confidential year:2023 contract ty pe II: new supplier yearly Contract trading terms concessionaire line/ div/group /dept:.(please tick /)line: SL Fl hl WLNS FP Maxv Oth company (if sharing supplier code, pls tick-company too)div:24-perishable dept:5213-produce(c) concessionaire agreement n/a no: date: n/a effective period: effective date: n/a expiry date: n/a expiry date: n/a concessionaire name : Agroz group sdn.bhd.address:60-1 Jalan Delima 19/ks9,bandar parklands, Klang, Selangor Darul Ehsan, Malaysia post code contract code: cs .n/a credit term: 45 days business opening: date: n/a business hour: operation hour of the respect building by aeon from time to time renovation works deadline (if any) Concessionaire /suppler code: n/a store :all store:**store name :n/a product/service description: fresh produce merchandiser name: Chan Pui Yung designated area: (attach the layout plan which is delineated & coloured in*red) total area: n/a floor area: n/a contract type: normal best buy *(please tick./) previous years: years: n/a a) minimum gross receipt (Seles)= (rm) n/a b) total margin receipt (GP)= (rm) n/a c) total margin receipt percentage (GP % )= n/a (%) A rebate supports (the following items shall be borne by the concessionaire) period:2023-01-01 to:2023-12-31 *(follow aeon’s finance year 1(all promotions follows aeon sales period margin (monthly deduction)margin% i )non-sales period…..30% ii) aeon sales period ….30 % iii) aeon member day…30% iv) aeon member special price (Brearing %)….n/a v) wellness sales period….n/a vi) opening/ renovation…n/a % vii) others:*(please state details ) n/a % n/a % n/a % 2 a)minimum guarantee (yearly deduction) i ) minimum Gross Receipts ( consolidate sales amount) (rm) n/a ii) total margin % ( GP %) (GP %) (unconditional Rebate ) n/a % remarks : n/a iii) total margin Receipts (GP amount / minimum sum ) (consolidate margin amount) (rm) n/a (monthly deduction) b) gross sales i) unconditional rebate n/a % C) gross sales target “ end trading term deduction -bi -annal deduction (please receipt which applicable (consolidate sales amount i ) conditional rebate amount trading target (rm) growth % ly rebate % *( rebate% must be higher than unconditional rebate %) tier 1: n/a n/a % Tier 2: n/a n/a % Tier 3: n/a n/a % Tier 4: n/a n/a % remark : n/a 3 sub-contract code/s : *(please indicate if there are any contract code that are sharing same terms brand :n/a and/or multiple contracts sharing targets brand :n/a contract code: cs. n/a cs. n/a cs. n/a cs. n/a cs. n/a margin% normal%& promotion % n/a %n/a% n/a% n/a% n/a% (to fill-up by “parent contract’’) remarks: n/a n/a n/a n/a contract code: cs- n/a cs- n/a cs- n/a cs- n/a cs- n/a margin% normal%& promotion% n/a % n/a% n/a% n/a% n/a% remarks :b)promotion founds (*the following items shall be borne by the concessionaire) a) discount bearing% (direct de deduction) i) aeon sales period …..n/a % ii) aeon member day …..n/a% iii) aeon member special price (Brearing %) n/a % iv) wellness sales period n/a % v) other n/a % *( all promotion follows aeon sales Period ,aeon member &aeon member plus sales period ) b) new product listing (per SKU) i ) per SKU per store change; (consolidate sales amount ) (rm) ii) packet charges: (more than one SKU) (consolidate sales amount ) (rm) C Expenses *the following items shall be borne by the concessionaire *(direct deduction is “auto deduction”) 5 a) Aeon member rebate contributions (monthly deduction) line “ sl fl hl wlns maxv oth company *(if sharing supplier coda, pls ‘tick’-company too) contribution % i) normal period N/A% ii) promotion period N/A % iii) Wellness sales period N/A % b) Major festives & annual company events advertisements, leaflets / flayers or others: (Direct deduction) N/A *(please state details) chargers deduction month (dd/mm/yyy) i .(rm)n/a/per item n/a (to be confirmed)ii)(rm)m/a / per item (to be .confirmed)*(all promotion follows aeon sales period. aeon member & aeon plus sales period) c)new/refurbishment stores *(additional discount for purchases)no of month’s 6 i) at 8 ii)(rm) n/a (direct deduction)d. other terms *the following items shall be borne by the concessionaire 6 a) promotor support (direct deduction) provided promotor quantity 1 *(please tick/) *(please state) b) public liability insurance for event (direct deduction) (rm) n/a (rm100.00/per event)*(supplier to provide, otherwise chargeable to supplier not provided) c) license fee (direct deduction) n/a % (rm) n/a sales target d) loss control supports optional yes no i) east tag (assorted) rm 3,000.00 (one time deduction) (by cheque/direction deduction) *(please tick/) ii) security labels rm 300/roll (when applicable) (direction deduction) *(please tick/) e) administration charges i. opening account fee (one time by cheque) (rm) 30.00 ii. yearly contract administration fee (per deduction) (rm) 30.00 iii. change name fee (change of legal entity) (per change by cheque) (rm) 3000.00 iv. Auto pay free (bank fee) per transaction (rm) 2.00 e. food court charges 7 food court charges (monthly deduction) a) monthly offline cash register rm 100.00/counter/store b) utility (water, electricity, gas) charge based on monthly/actual/fixed usage c) dish collector charge rm 300.00/counter/store d) monthly small equipment charge rm 100.00/counter/store e) monthly service change rm/counter/store f) sales material charge based on actual usage 8 food court deposit a) utilities deposits (one time deduction by cheque) ( need to clarify no new and existing counter’s in aron) rm /counter/store b) security deposit (one time deduction by cheque) rm/counter/store f. insurance *the following items shall be borne by the concessionaire 9. Insurance premium payable (non-refundable) shall includes but not limited the following: (yearly deduction) I. fire insurance ii. burglary insurance iii. public liability iv. Product liability sum insured to be based on trending amount, stock value and stock location. Actual premium payable and detailed policies to be confirmed separately but to be guided as below: I) fire policy premium – maximum 0.12% x stock value ii) burglary policy premium - maximum 1.5% x rm100,000.00/ rm200,00.00 iii) public liability premium rm 100/policy iv) product liability premium – maximum 0.02% x total sales concessionaire shall forthwith produce to the company copies of the policies of the insurance concord effected there to for the company approval

/IDN No. C - 017670 PRIVATl: & CO N FID EN TI A L !!nrteg l I I I I I I I I I I I I I I I N PI AI Ye.ar: AEON CO. IM) BHD. (COMPANY NO. 1 1t 04 0 1 0 1U7 0 JUH21 - Hl) ltd FkKH', AEON TMn.lnM.ilurtShopping Center, J•l1n JtJ• kl . Trn,n lurt. Cher,s,51100 K u, I • looipur Contract Type II : New Supplier \ . , Une/DivfGrou pt:"(PIHH tkk 1) I I I I I I I I N I I J A i Contract Cod•: Concnsk>nalni Agre,ement cs. DEII0 No: Unt::Sl D FL C2J HL D 'M.NS Ƒ 0•1•: I I I I I I I J N l/1 " 1 Concuslonalr ., Suppli.r Code: I I I J N J 1 P I Cr ed it Ttrm: days Etfedv1Pertod: Effective 0 1 t e: I I I I I I I I N J I J A i 81.11lneu Opi:nlng : Stort::All m {Plus. lirJc1) FPO Ma x V CZJ On - t D Comp,iny CL) · (I t sh tn ' i,g StJppJftrcodf, ps 'lid(• Comp,ny too) Otv: 124 - PERISHABLE I Oepl: 15213 - PROOUCE (Cl I E x pi ry 0 1 1 1: I I I I I I I J N J 'I X I D11t: I I I I I I I I N J t l A I Sl0tt:: [[IlJ Conuulon r• NAn'III : I A ! ,u:sui' !::!'Sil t;Hl5 . I -- s1 or1 N lffl9:NI A I !I0 - 1 JAi.AN DELIMA 19 / tc;S i !J. i .p : ; s . KLANG. SELANGOR OARUL I Business Hour: Operation hour of th• rHptelbuilding d l l t rm lned by AEOH trom timeto til'M A dd r e ss: PoseCode Rlnonlion Works Dudline (If.iny) I I I I I I I I N I 1 I A I (Jltt.ich lhe layout plan which 11 d 11inu1.ct & colour1d in "R id ) ProduclJStrviCIOtscription : E † HP: 15l5ix:E I I Ouign.iltd ArH : TotalAr ea : mIZE FloOrAre.i: CE1JE] Mit rch.i ndlse r N.,,,. : I HAN15u1YUNa: I Contu1ct Type : Normal m 8utBuy D " ( PfHMlidf '/) P 11 viou 1 yearl: Y t .11 r 1: DEII0 a) MinimumGross R ectlpl (S.ales) • ( R M) I I I I I I I I I I N I / I A I b) Tot.al Ma rg i n Receipt (GPI• (RM) I I I I I I I I I I N I , 1 A1 c) Total MarginReceipt Percant.age ( GP %I • o::E!lZEl (%) A REBATE SUPPORTS rTht folloWlng ttem1 shall be botMbylhl Cot1e1sslon.iir1) PERJOD: 12 1 0 1 2 1 3 1 • 1 0 I , 1 - 10 I i I to: I! 1 0 1 2 1 3 1 - p 121 - 1!1 I I '(follow A EO N' S Fln.inct YHf) , 2 • t Pn:,rnotfons lol owsAEON ultsperiod, AEONMEMBER & AEON MEMBER Pf.lJSUlesptliodJ iii) Tot.iiMlrgln R ectl pl l (GPAmount/MinimumSum) ( Con sol d•t• M l fflfl Amour,() {RM) I I I I I I I I I I N I 1 1 " 1 Margin ( MonfNy <:Ndflction) Ml r 9 " n% • ) Minimum Gwi r .i n t ff (Yurfydeductio11J i) Minimum Gross Rec e ipts (Contofd1 t1 Slits Amount) RM) I I I I I I I I I I N I 1 I A I i) Non - s.111 P trk>d ... o:::rr:m ii) Tot.iiMlrglnRectipt % (OP%) ii ) AEON $.alts P tflod .... DEII0 '4 CE!IZE] "!I, (Monthlydfrhedon) b) Gross Silts i) Unoondltionil l R t b.il t ii ) AEON Member 0.ay. (UnOOlldlioflM Rtbltt) R1martcs . NJ A iv)AEON M e mber s,»cill Pnce ( bftarng'Jlo) . .. . c) Gross S .11 111 T a 1 g11 '1:nd ol Trading Ttnn dtducUon • 8i - .11nnu1I and/or Annual d ed uct ion ( Plus. drr;Jt whicl'I applicabltJ fConsolld1t1SaltsAmount) Y) \ NtlntNI 5.Jles P e nod .... 1) Condtion.il Rtbl t e I J=:: ! !::,:'(1" ttt , n ng . !!!g!L{ Tl 111 : I I I I I I I I I I I N I ' I A I Ti 112 : 1 I I I I I I I I I I N i t I AI n e1 J · j I I I I I I I I I I N I ' J A i - n 1 r4 : I I I I I I I I I I I N I / J A i Y. CE!EE] 'ft CE!IZE] 'ft CE!IZE] ,. CE!IZE] .,. CE!IZE] .,. CE!IZE] "4 CE!IZE] "4 CE!IZE] .,. Yi) Optl'lll'lQ I Renov 11ion . vli)Others: -- - -- - -- - o:::rr:m o:::rr:m CE!IZE] "4 CE!IZE] .,. CE!IZE] "4 • (PIHS1st1ted1t1ilsj CE!IZE] CE!IZE] .. CE!IZE].,. Rtmark : N/A 3 Sub - Contract C od .,. • : ( •PfHSI mtfe.at• if th•,. ,.,. .a ny Contraet code th•t a/9 sh1n · ng, um• /em,s • PROMOTION FOUNDS rni•rolotwing Items sh.allbe bomeby th• Concession a i re) Brand: N / A and'or mtJtipl• con cts sharing / trg,t lsJ Brand: N I A (Di19ci deducdon) b) New Product Usting (Plf sku) g!!!!_ { lo I - u p by "P at ent C011tract") i) Pe s r k p u eSrloreeh.inge : ........ . CE!IZE] % DEII0 .,. CE!IZE] "4 ( Consctd•rt Slits Amo unrJ Promotlon'II, ?:!!!9 Nonn.11'11, & Prom,otl,on'II, ,1) Olseoun t 8 Hrl09 % i) Aton S.IIS P e riod ... ii) Aton Member O.iy ... iii) Aton MM!btr Speci.al prict(bfHring'JI.) DEII0% .. lv)Wt:llntssS..ltsPeriod ... CE!IIE1 "' ( R MI cs • C S - CS - CS - DEII0 DEII0 " v)Other... CE!IZE]"4 CS - DEII0 DEII0 'fo DEII0 NIA ..,. cs - DEII0 DEII0 .. II ) P 1 c k 1 t eh a rgts : (mo,.!Mn 01N1 s.lruJ DEII0 .. CS D - EII0 DEII0 "' ' (All promotion follows A EON s.alnpenod. A EON MEMBER & A EON MEMBER PLUS s.alts ptliod) (Con.sot<l ltt S li ts Amoufl/) cs - DEII0 cs - DEII0 DEII0 'iii w• "'' CS - DEII0 {RM) C EXPENSES 'The fol l o wi ng Nems shallbe boml bytheConcusklnalfe '(Direct deducilon Is ·Autodtducllonj s 1)AEON Mtmbtf Rtb.llt ConlnbvOons ( Monthly deduction) b) MaJor F e sUYes &Annual Comp.any Eventt (Dil'Ktde4udion) c) New I Reful1>1shment Stores L1n1:SL D FL D Hl D 'M.NS D MaxvO • Advertlsments,LHnets I Fl,ye,s ƒ ' Othffs: On< . Ƒ c..... nro .. - - NIA - "( Addition• discoon1for purcl'lutsJ N o. of Mon!Ns rn '( I I sh1riflg, - .ipplitr r.ode. pis 'tiel< - Comp.any tooJ " (Pl taM st.alt dtt lilt) " o:rn .. i ) No,m.al Ptriod I 11.(R M) I I I I I I I I N PI A j ( Ohef deduction) £.t!!.t_ g u Deduction Month(00/M L(R M) DEII0 I perilem I I I I I I I j N I /I Al (To be ooorwmed) 11 . { RM) DEII0 I pt rf! t m I I I I I I I j N j l j A I ( To11econ r 1 li )PromotionPeriod iil1 We hM Sl its Ptriod IT!I!E] '! \ IT!I!E] " IT!I!E] " " (AH p,omolion followsAEONsllts period . AEON ,WEM8E.R& AEON PLUSUltsperiod) D. OTltERTERMS 'The followingittms sh,11bl broneby tht Conc t sslo<i a irt F . ' a) Promotor Support (Oi l9et tJewction) Y u No ' IN SURANCE "Tht f ol lowing items sr.,11be broneby lh• Cot1eesslon.11ir1 Insurance Pr emium Pay,ble (NonRetund,ble). sh.an Includesbut not limited t h e following : (Y11t1y deduction) d) t..oss Control Supports I) EAST T1g(Assorte<I) Qptk>nals RMl,000.00 D D ( On• nme o.duefion) ( by Ch•eJO,.cdon dtduetion } ' ( Pft1Mdck'/} """"'0 " (Pl11seliek '/) P1omol0t qu 1 ntity CI!] " ( Plea se stat e) D D I. Fir1l nsi, m 1nct1 iii.PubtieUawity il8Uig a ryln1Un1nct1 Iv, Product LI.ability RMlOOJroll (Ol 19 cti on dtfluctionJ " ( Pl11udck'/} ! !r: : =a';et":i = 1: \ - :: :!=.. - ::: ·,o be b) PublleU1blllty lnsuHncelor Event {Direet deducrion) (RM) I I I I I I I I N j l j A j { RMIOOOCl( pe r 1 v1 nt) i i) Security Ulbtls /'MIH Appliublt) t) A nlstr'1ionCh1rges guldtiSHbefow: '(SuppJi.r to provide, OU1tr1Wlf;e eM,pNb/1 to Supplflf,It not Provided) I. Opening Account FH {Ont tim t oy ChequtJ ff. YortyContract Adn'Wdtration Ftt ( Ptr<WJuctionJ (RM) 10.00 {RM) 30.00 e) Ucen11 F11 dfduetior, J e t , . i D ( DEII0' (RM) I I I I I I I J N I I j A I Sa'ts T argat I ll . Chu19e N1me FH ( Ch1nge of LegalEntfy) ( Ptr Ching• by Cheque) ( R M) 3000.00 iv.A ut o P1y Fr H (Bink FH) pu trans.action ( RM) 2.00 I) Fir• P Prt nium• Molldmum0 .12'4 ,,: Sto<;kVl k.11 ii) 8ulg.iry Potil;y Pr•n'Un• Muirnum 1.S'llo,,: AM I 00 .000 . 00I RM200 . 00 00 HI) Pl.Ck u , biily PremiumR M 10C:Vp ollcy iv) Product LJl bili ty P r tmlum • Ma.ximum0.02'4x To I Salts Conoellion.l h Wll llortlw,;thproduceto th e Comp,anyeo?tso l the pok:ilsofthe in,uranoa oooeffll e l'lecte<I thereto for the Comna ffll a ;. ;,al E. FOOD COURT CHARGES "Th• l ol l owi ng i t e ms shallbe bomt bythtCot1ee111on,1re 7 • RM 1 0 0,00/COUnt e rlSIOH 811ed on mont h l y I Klu.l I IIHdUHgt RM RM RM 300 . 00 /CounltrlSlore 1 oO . OO/Coun 1 ertS 1 ore ICountfflSIOII Food Coult Deposit a) Utilities Deposit (On• time dtclfK;tion by Ctltque) (Nttd lo c::lant,, no . ol rww ,nd us. sting r.o unllf/5 WI Aeon) RM / Counttr / S!o r t b) SecurityDeposit (O ne lirne dtdl.ledon by CheqtJt} RM 1 Coun1er/Stott Food court Ch,,gu (Montl'iy deaur.tiOII} 1) Monthfy Off'Jne Cash Regbltr b) Utility (Wat lf . Eleetrialy. G11) Ch,rge e ) Dish Collector CN1r91 d) Monthly Sm.alEquimtnt Chlrge t )W..onW, - SIMOt Ch , ugt I) SllelMitt rillCh.arge Sued onaetu.aluug, Rer" NextP•11• I Numbt r · l/2

g. special and express condition no description term1 term2 term3 trem4 1 amp ( manual) 5% n/a n/a n/a 2 advertisement (manual) rm1,500 n/a n/a n/a * this agreement shall me renewed on a month to month basis upon expiry, unless otherwise renewed or terminated in withness where of the parties have agreed to enter into the above agreement in the mentioned period signed by : for and on behalf of aeon co.(m) bhd (126929-h) in the presence of. Witness signatory nric no : n/a name : n/a date : authorized signatory ) ( to be signed by director or authorized person) ) company’s rubber stamp ) name : n/a designation : n/a nric no : n/a date signed by : for and on behalf of the concessionaire in the presence of :- witness signatory name : n/a khoo kwai fun nric no: n/a 721229-10-5282 date 20/5/2023 authorized signatory ( to be signed by director or authorized person) ) company’s rubber stamp ) name : n/a geraro designation : n/a director nric no : n/a 710405-10-5641 date 20 may 2023

G. Specl.11.and EJ.P, IH Condition Term 4 WA NIA T e rm:, Term 1 Term 2 "' NIA NIA RM 1.500 NIA NIA No OucripUon AMP NUAL) ADVERTISEMENT ( MA NUAL ) •fhls .agr t tmtnl shallbere - newed on • monthlo monthb.lsis upon uplry, unlessotherwlsa ran - ed ortermlnaled IN WITHN E SS WHERE OF thl p.artie, hav• agrHd toll'lllr into the A. bov l A g, .. ffllnt the menrioNd period Avlhoflzed Slgn,tor, SlgMdby: {To be slgMdby Director or Authorized pe,rsonl rorandon Olhall ol C ny•s Rub be r StMnp AEON CO. (M) BHD. ( 12UH - H) In thl p1u1ru or - . NRICNo.: NJA Nll'l'lt : NIA NRIC No. NfA WrtMn Slgn.1tor, 0,11: D1sign,1tlon : NIA 0 .1 l 1 : N.me : NIA uthoriud Slgn,11ory o bt signed by Dlre - clOf or Authoriu<I parson) Ofl'lt).lnw - ·s Rubber St.amp a. I= A - I> &.1 - - N.lffll: NIA 1i1f. Des l g n .1 tlon : N f A 9, c. - co,, HRIC No.: NIA D.111: Signed bV; theConc1ssion.li11 Witness Signatory NMT11:NIA 212 Number